SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 25, 2003

                              ENHANCE BIOTECH, INC.
               (Exact name of issuer as specified in its charter)
                  (formerly called BECOR COMMUNICATIONS, INC.)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-31653                                          95-4766094
(Commission File Number)                       (IRS Employer Identification No.)


              17337 Ventura Boulevard, Suite 224, Encino, CA   91316
                  (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (818) 784-0040




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Item 1.  Changes in Control of Registrant.
         --------------------------------

         NOT APPLICABLE

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         NOT APPLICABLE

Item 3.  Bankruptcy or Receivership.
         --------------------------

         NOT APPLICABLE

Item 4.  Change in Registrant's Certifying Accountants
         ---------------------------------------------

         NOT APPLICABLE

Item 5.  Other Events.
         ------------

         On March 25, 2003, Registrant filed a "Certificate of Amendment To Certificate of Incorporation of Becor Communications, Inc." with the Delaware Secretary of State pursuant to which Registrant changed its name to ENHANCE BIOTECH, INC. The name change was approved by the majority written consent of the shareholders of Registrant.

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

         NOT APPLICABLE

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         NOT APPLICABLE

Item 8.  Change in Fiscal Year.
         ---------------------

         NOT APPLICABLE



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ENHANCE BIOTECH, INC.,
                                           A California corporation (Registrant)



Date: March 26, 2003                       By: /S/ BUDDY YOUNG
                                           -------------------------------------

                                           BUDDY YOUNG, Chief Executive
                                             Officer




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